Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-05606) and in the Registration Statement on Form S-8 (File No. 333-12716) of Waterford Wedgwood plc of our report dated September 29, 2005, relating to the Consolidated Financial Statements and our report dated September 29, 2005 on the financial statement schedule, which appear in this Annual Report on Form 20-F.

PricewaterhouseCoopers

Chartered Accountants and Registered Public Accounting Firm
Dublin, Republic of Ireland

September 29, 2005